SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       July 1, 1997
                                                 -------------------------

                                    McDonnell Douglas Corporation
                Exact name of Registrant as Specified in Charter


Maryland                            1-3685                            43-0400674
(State or Other Jurisdiction     (Commission                       (IRS Employer
of Incorporation)                File Number)                Identification No.)


Post Office Box 516, St. Louis, Missouri                              63166-0516
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code       (314) 232-0232
                                                   -------------------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.

On July 1, 1997, the Federal Trade Commission announced that it had closed the investigation of the proposed merger between a subsidiary of The Boeing Company and McDonnell Douglas Corporation, concluding that the proposed transaction would not substantially lessen competition or tend to create a monopoly in either defense or commercial aircraft markets.

A copy of the press release issued by the Federal Trade Commission on July 1, 1997 with respect to the proposed merger is attached hereto as Exhibit 99 and is incorporated herein by reference.

                                    EXHIBITS


Exhibit No.

      99          Press Release


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          McDonnell Douglas Corporation
                                                 (Registrant)



                                       By:   /s/ F. Mark Kuhlmann
July 3, 1997                               --------------------------------
(Date)                                     F. Mark Kuhlmann
                                           Senior Vice President and
                                           General Counsel